VARIABLE ANNUITY HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 61.6%

W.R. Berkley Corp.

430

$

11,907

T. Rowe Price Group, Inc.†

230

11,500

FINANCIALS 11.5%

Fidelity National Financial,

Goldman Sachs Group, Inc.†

351

$

57,983

Inc. — Class A†

580

10,631

Alleghany Corp.*†

153

52,249

Taubman Centers, Inc.

190

9,899

Plum Creek Timber Co., Inc.

Host Hotels & Resorts, Inc.†

580

9,234

(REIT)

1,281

52,137

Protective Life Corp.

220

8,923

HSBC Holdings PLC — SP

American Financial Group,

ADR†

590

48,557

Inc.†

340

8,690

Allied World Assurance

Jones Lang LaSalle, Inc.†

90

6,961

Company Holdings Ltd†

1,211

48,077

Northern Trust Corp.

101

6,713

Aon Corp.

1,191

47,878

Apartment Investment &

Travelers Cos, Inc.

980

46,893

Management Co. — Class

Loews Corp.

961

38,651

A

180

6,446

Charles Schwab Corp.

2,041

38,432

IntercontinentalExchange,

Banco Santander Central

Inc.*†

40

5,220

Hispano SA — SP ADR†

1,550

30,907

Eaton Vance Corp.†

61

1,861

Blackrock, Inc.†

150

30,627

Discover Financial Services†

110

1,801

Ameriprise Financial, Inc.

590

30,591

Lehman Brothers Holdings,

Federated Investors, Inc. —

Inc.†

30

1,129

Class B

740

28,978

Total Financials

__________

1,075,885

Transatlantic Holdings, Inc.†

410

27,204

AFLAC, Inc.†

410

26,630

HEALTH CARE 7.4%

Marsh & McLennan Cos., Inc.

1,070

26,055

Baxter International, Inc.

1,351

78,115

Allstate Corp.

530

25,472

Thermo Fisher Scientific,

JPMorgan Chase & Co.

590

25,341

Inc.*

900

51,156

Hartford Financial Services

Novartis AG — SP ADR†

690

35,349

Group, Inc.

310

23,489

CIGNA Corp.

730

29,616

UnumProvident Corp.†

1,041

22,912

Pfizer, Inc.

1,390

29,093

Chubb Corp.

450

22,266

Edwards Lifesciences Corp.*†

620

27,621

ACE Ltd.

400

22,024

Eli Lilly & Co.

510

26,311

Deutsche Bank AG— SP

UnitedHealth Group, Inc.

740

25,426

ADR†

180

20,349

Sanofi-Aventis — SP ADR

660

24,776

Prudential Financial, Inc.

240

18,780

Waters Corp.*†

380

21,166

Allianz AG - SP ADR

940

18,480

Aetna, Inc.†

480

20,203

Banco Bilbao Vizcaya

McKesson Corp.

330

17,282

Argentaria SA — SP

WellPoint, Inc.*†

390

17,211

ADR†

820

18,032

Express Scripts, Inc.*†

260

16,723

Lloyds TSB Group PLC —

AstraZeneca PLC — SP

SP ADR†

500

17,950

ADR

440

16,716

ING Groep NV — SP ADR†

470

17,564

Humana, Inc.*†

370

16,598

Annaly Mortgage

LifePoint Hospitals, Inc.*†

600

16,482

Management, Inc.

1,141

17,480

Medco Health Solutions,

Credit Suisse Group — SP

Inc.*†

350

15,326

ADR†

330

16,790

Stryker Corp.

220

14,311

ProLogis†

260

15,304

DENTSPLY International,

Genworth Financial, Inc. —

Inc.

350

13,510

Class A†

630

14,263

Schering-Plough Corp.

898

12,940

AXA — SP ADR†

370

13,361

Quest Diagnostics, Inc.†

280

12,676

Janus Capital Group, Inc.†

570

13,264

ImClone Systems, Inc.*†

280

11,878

1

VARIABLE ANNUITY HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Cerner Corp.*†

300

$

11,184

Waste Management, Inc.

620

$

20,807

Coventry Health Care, Inc.*†

250

10,087

Ryder System, Inc.†

330

20,100

HLTH Corp.*†

950

9,063

Jacobs Engineering Group,

VCA Antech, Inc.*†

330

9,025

Inc.*†

270

19,869

Charles River Laboratories

Siemens AG — SP ADR†

170

18,520

International, Inc.*†

150

8,841

Eaton Corp.†

210

16,731

Invitrogen Corp.*†

100

8,547

Cummins, Inc.

300

14,046

Alcon, Inc. — SP ADR†

60

8,535

Manitowoc Co., Inc.†

310

12,648

Community Health Systems,

United Rentals, Inc.*

660

12,434

Inc.*†

220

7,385

Quanta Services, Inc.*†

521

12,072

Biogen Idec, Inc.*†

110

6,786

ITT Industries, Inc.

220

11,398

Health Net, Inc.*†

220

6,776

ABB Ltd. — SP ADR†

420

11,306

Lincare Holdings, Inc.*†

230

6,465

Steelcase, Inc. — Class A

930

10,286

Shire PLC — SP ADR†

110

6,376

Foster Wheeler Ltd.*

180

10,192

Teva Pharmaceutical

Terex Corp.*

160

10,000

Industries Ltd. — SP

Shaw Group, Inc.*

210

9,899

ADR†

110

5,081

DRS Technologies, Inc.†

160

9,325

WellCare Health Plans, Inc.*

100

3,895

Emerson Electric Co.

180

9,263

Applera Corp. - Applied

First Solar, Inc.*

40

9,246

Biosystems Group†

110

3,615

Koninklijke Philips

Pharmaceutical Product

Electronics NV— SP

Development, Inc.

80

3,352

ADR

230

8,818

Covance, Inc.*†

40

3,319

SPX Corp.

80

8,392

Cardinal Health, Inc.†

60

3,151

Timken Co.†

270

8,024

Illumina, Inc.*†

40

3,036

Con-way, Inc.

150

7,422

Millipore Corp.*†

40

2,696

GATX Corp.†

180

7,033

Techne Corp.*

40

2,694

KBR Inc.

250

6,932

PerkinElmer, Inc.

100

2,425

BE Aerospace, Inc.*

190

6,641

Laboratory Corporation of

Granite Construction, Inc.†

200

6,542

America Holdings*

30

2,210

UAL Corp.

260

5,598

AmerisourceBergen Corp.†

50

2,049

McDermott International,

Bio-Rad Laboratories, Inc. —

Inc.*

100

5,482

Class A*

20

1,779

Sunpower Corp.*†

60

4,471

Varian Inc.*†

30

1,738

Woodward Governor Co.

160

4,275

Brookdale Senior Living,

Oshkosh Truck Corp.

110

3,991

Inc.†

71

1,697

Chicago Bridge & Iron, Co.

Affymetrix, Inc.*†

90

1,567

NV†

100

3,924

DaVita, Inc.*†

30

1,433

Ryanair Holdings PLC — SP

Total Health Care

__________

695,292

ADR*†

130

3,676

Suntech Power Holdings Co.

INDUSTRIALS 7.3%

Ltd. - SP ADR*†

90

3,650

CSX Corp.†

1,015

56,826

URS Corp.*†

110

3,596

Deere & Co.

640

51,482

AMETEK, Inc.

70

3,074

Paccar, Inc.†

760

34,200

Roper Industries, Inc.†

50

2,972

Burlington Northern Santa Fe

Stericycle, Inc.*†

50

2,575

Corp.

370

34,121

Union Pacific Corp.

20

2,508

Precision Castparts Corp.

300

30,624

Canadian National Railway

Caterpillar, Inc.†

370

28,967

Co.†

50

2,416

Norfolk Southern Corp.

500

27,160

Brady Corp. — Class A†

70

2,340

AGCO Corp.*†

430

25,748

Copa Holdings SA

60

2,287

Flowserve Corp.

210

21,920

GrafTech International Ltd.*†

130

2,107

2

VARIABLE ANNUITY HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

EMCOR Group, Inc.*

90

$

1,999

Trimble Navigation Ltd.*†

260

$

7,433

Perini Corp.*†

50

1,812

Intersil Corp. — Class A

270

6,931

Energy Conversion Devices,

Tellabs, Inc.*†

1,170

6,377

Inc.*†

60

1,794

Telefonaktiebolaget LM

Belden, Inc.†

40

1,413

Ericsson — SP ADR†

300

5,895

Delta Air Lines, Inc.*

140

1,204

Convergys Corp.*

350

5,271

American Superconductor

Atmel Corp.*†

1,490

5,185

Corp.*†

50

1,160

Cypress Semiconductor

Regal-Beloit Corp.†

30

1,099

Corp.*†

170

4,014

Landstar System, Inc.

20

1,043

Ciena Corp.*†

90

2,775

Hertz Global Holdings, Inc.*†

80

965

KLA-Tencor Corp.

70

2,597

J.B. Hunt Transport Services,

Polycom, Inc.*†

92

2,074

Inc.†

30

943

Varian Semiconductor

Kansas City Southern*†

20

802

Equipment Associates,

Knight Transportation, Inc.†

40

658

Inc.*†

60

1,689

Heartland Express, Inc.†

40

570

Gartner, Inc. — Class A*†

82

1,586

Werner Enterprises, Inc.†

30

557

Total Information Technology

__________

628,189

Total Industrials

__________

683,955

ENERGY 6.4%

INFORMATION TECHNOLOGY 6.7%

National-Oilwell Varco,

MEMC Electronic Materials,

Inc.*†

912

53,205

Inc.*

615

43,414

Total SA — SP ADR

540

39,965

Teradyne, Inc.*

3,140

38,999

Chesapeake Energy Corp.†

860

39,689

Juniper Networks, Inc.*†

1,511

37,775

Cimarex Energy Co.†

720

39,413

Avnet, Inc.*

1,060

34,694

Anadarko Petroleum Corp.

560

35,297

Vishay Intertechnology, Inc.*

3,770

34,156

Royal Dutch Shell PLC — SP

EMC Corp*†

2,321

33,283

ADR

500

34,490

Hewlett-Packard Co.

662

30,227

ConocoPhillips

450

34,294

Novellus Systems, Inc.*†

1,420

29,891

Cameron International

NCR Corp.*

1,240

28,309

Corp.*†

680

28,315

Synopsys, Inc.*†

1,240

28,160

ENSCO International, Inc.†

450

28,179

Nokia Oyj — SP ADR†

790

25,146

ENI-Ente Nazionale

Electronic Data Systems

Idrocarburi — SP ADR†

390

26,563

Corp.

1,490

24,808

Valero Energy Corp.

520

25,537

Applied Materials, Inc.

1,200

23,412

Transocean, Inc.*†

150

20,280

AVX Corp.†

1,490

19,087

Denbury Resources, Inc.*

660

18,843

Nvidia Corp.*

911

18,029

Noble Corp.†

360

17,881

Xerox Corp.†

1,160

17,365

Newfield Exploration Co.*†

300

15,855

MasterCard, Inc.†

70

15,609

Overseas Shipholding Group,

CommScope, Inc.*†

410

14,280

Inc.†

220

15,409

Hewitt Associates, Inc. —

Frontline Ltd.†

320

14,726

Class A*†

350

13,920

Superior Energy Services*†

350

13,867

VeriSign, Inc.*

381

12,664

FMC Technologies, Inc.*†

200

11,378

Dolby Laboratories, Inc. —

Dresser-Rand Group, Inc.*

330

10,147

Class A*

320

11,603

Oceaneering International,

Apple, Inc.*

80

11,480

Inc.*

160

10,080

Computer Sciences Corp.*†

260

10,605

Exxon Mobil Corp.

100

8,458

Affiliated Computer Services,

Diamond Offshore Drilling,

Inc. — Class A*†

210

10,523

Inc.†

60

6,984

SAP AG — SP ADR†

180

8,923

Halliburton Co.

150

5,899

Unit Corp.*†

100

5,665

Chevron Corp.

60

5,122

3

VARIABLE ANNUITY HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Weatherford International

Virgin Media, Inc.†

290

$

4,080

Ltd.*

70

$

5,073

American Eagle Outfitters,

Global Industries Ltd.*

310

4,988

Inc.

230

4,027

Tenaris SA — SP ADR†

90

4,486

ITT Educational Services,

Smith International, Inc.

50

3,212

Inc.*

80

3,674

Devon Energy Corp.

30

3,130

Brunswick Corp.†

230

3,673

Occidental Petroleum Corp.

40

2,927

Johnson Controls, Inc.†

100

3,380

XTO Energy, Inc.

40

2,474

TRW Automotive Holdings

EOG Resources, Inc.†

20

2,400

Corp.*†

120

2,804

Consol Energy, Inc.

30

2,076

Dillard's, Inc. — Class A†

160

2,754

Canadian Natural Resources

Garmin Ltd.†

50

2,701

Ltd.†

30

2,048

M.D.C. Holdings, Inc.†

60

2,627

Range Resources Corp.†

30

1,904

Getty Images, Inc.*†

50

1,600

Marathon Oil Corp.

41

1,870

AutoZone, Inc.*

10

1,138

Hess Corp.

20

1,764

Liberty Global, Inc. — Class

Total Energy

__________

603,893

A*†

30

1,022

Liz Claiborne, Inc.†

50

908

CONSUMER DISCRETIONARY 5.3%

CROCS, Inc.*†

40

699

McDonald's Corp.

875

48,660

Total Consumer Discretionary

__________

501,145

Time Warner, Inc.

3,030

42,481

Service Corporation

CONSUMER STAPLES 5.3%

International†

4,130

41,878

Molson Coors Brewing Co.

Circuit City Stores, Inc.

9,044

35,995

— Class B†

1,260

66,238

DIRECTV Group, Inc.*

1,160

28,756

Reynolds American, Inc.†

780

46,043

Home Depot, Inc.†

770

21,537

Energizer Holdings, Inc.*†

480

43,430

DaimlerChrysler AG— SP

Philip Morris International

ADR†

250

21,387

Inc.*

800

40,464

GameStop Corp. — Class

Safeway Inc.†

1,360

39,916

A*†

350

18,098

Wal-Mart Stores, Inc.

710

37,403

Walt Disney Co.†

570

17,887

Loews Corp. - Carolina

Carnival Corp.

410

16,597

Group†

350

25,392

Comcast Corp. — Class A†

790

15,279

Unilever NV†

660

22,262

CTC Media, Inc.*

510

14,153

Pepsi Bottling Group, Inc.†

600

20,346

Burger King Holdings, Inc.

510

14,107

Diageo PLC — SP ADR

250

20,330

Expedia, Inc.*†

571

12,499

PepsiAmericas, Inc.†

750

19,148

Amazon.com, Inc.*†

171

12,192

Archer-Daniels-Midland Co.

450

18,522

BorgWarner, Inc.

280

12,048

Altria Group, Inc.

800

17,760

Hasbro, Inc.†

420

11,718

Bunge Ltd.†

190

16,507

Discovery Holding Co. —

SUPERVALU, INC.†

340

10,193

Class A*

540

11,459

CVS Caremark Corp.

250

10,128

Whirlpool Corp.†

90

7,810

Cadbury Schweppes PLC —

Big Lots, Inc.*

350

7,805

SP ADR

210

9,286

Nike, Inc. — Class B†

110

7,480

Herbalife Ltd.

160

7,600

Kohl's Corp.*†

170

7,291

Coca-Cola Co.

110

6,696

Wynn Resorts Ltd.

70

7,045

UST, Inc.†

120

6,542

Mohawk Industries, Inc.*†

90

6,445

Dean Foods Co.

280

5,625

Mattel, Inc.

290

5,771

Universal Corp.

50

3,277

Guess?, Inc.†

140

5,666

NBTY, Inc.*

80

2,396

Ross Stores, Inc.

170

5,093

Hansen Natural Corp.*†

60

2,118

Goodyear Tire & Rubber

Vector Group Ltd.†

110

1,935

Co.*†

180

4,644

Total Consumer Staples

__________

499,557

Luxottica Group — SP ADR

170

4,277

4

VARIABLE ANNUITY HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

MATERIALS 4.3%

U.S. Cellular Corp.*†

570

$

31,350

United States Steel Corp.

331

$

41,921

CenturyTel, Inc.†

860

28,586

E.I. du Pont de Nemours and

Telephone & Data Systems,

Co.†

710

33,200

Inc.

530

20,813

Rio Tinto PLC — SP ADR†

70

28,829

Deutsche Telekom AG — SP

Steel Dynamics, Inc.

780

25,771

ADR†

860

14,259

Anglo American PLC — SP

France Telecom SA — SP

ADR†

790

23,518

ADR

370

12,425

Dow Chemical Co.†

580

21,373

China Mobile Ltd. — SP

BHP Billiton Ltd. — SP

ADR

160

12,002

ADR†

320

21,072

NII Holdings, Inc. — Class

Temple-Inland, Inc.†

1,560

19,843

B*†

250

7,945

ArcelorMittal†

240

19,632

Telecom Italia — SP ADR

330

6,894

The Mosaic Co.*

190

19,494

America Movil SAB de CV

Alcoa, Inc.

440

15,866

— SP ADR

100

6,369

Albemarle Corp.†

390

14,243

Vimpel-Communications —

Reliance Steel & Aluminum

SP ADR

130

3,886

Co.

220

13,169

Mobile Telesystems — SP

Southern Copper Corp.†

120

12,460

ADR

50

3,792

Lubrizol Corp.†

180

9,992

Rogers Communications, Inc.

Cleveland-Cliffs, Inc.

80

9,586

— Class B†

70

2,514

Commercial Metals Co.†

290

8,691

Turkcell Iletisim Hizmet AS,

Companhia Vale do Rio Doce

Inc. — SP ADR

120

2,507

— SP ADR†

230

7,967

Philippine Long Distance

Potash Corporation of

Telephone Co. — SP

Saskatchewan

50

7,760

ADR†

30

1,994

Nalco Holding Co.†

340

7,191

American Tower Corp. —

Celanese Corp.

170

6,639

Class A*

50

1,960

Praxair, Inc.

60

5,054

SK Telecom Co. Ltd. — SP

Barrick Gold Corp.†

100

4,345

ADR†

80

1,729

Air Products & Chemicals,

Crown Castle International

Inc.

40

3,680

Corp.*†

40

1,380

POSCO — SP ADR

30

3,569

MetroPCS Communications,

Goldcorp, Inc.†

90

3,488

Inc.*†

70

1,190

Agrium, Inc.

50

3,106

Windstream Corp.†

90

1,075

Sigma-Aldrich Corp.†

50

2,983

Citizens Communications

Teck Cominco Ltd. - Class B

60

2,458

Co.†

30

315

PPG Industries, Inc.

40

2,420

Total Telecommunication Services

__________

393,761

Newmont Mining Corp.†

50

2,265

Freeport-McMoRan Copper

UTILITIES 3.2%

& Gold, Inc. — Class B†

20

1,924

NRG Energy, Inc.*†

1,205

46,861

Huntsman Corp.

80

1,884

Public Service Enterprise

Total Materials

__________

405,393

Group, Inc.

1,071

43,043

PPL Corp.

670

30,766

TELECOMMUNICATION SERVICES 4.2%

Constellation Energy Group,

Verizon Communications,

Inc.

300

26,481

Inc.

1,890

68,890

CenterPoint Energy, Inc.†

1,780

25,401

SBA Communications Corp.*

1,781

53,127

Southern Union Co.†

1,010

23,503

Vodafone Group PLC — SP

Duke Energy Corp.†

1,250

22,313

ADR

1,390

41,019

Reliant Energy, Inc.*

760

17,974

Telefonica SA — SP ADR†

420

36,334

Sierra Pacific Resources

960

12,125

AT&T, Inc.

820

31,406

Xcel Energy, Inc.

600

11,970

5

VARIABLE ANNUITY HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Face

Market

Shares

Value

Amount

Value

Energen Corp.†

190

$

11,837

SECURITIES LENDING COLLATERAL 17.2%

PG&E Corp.†

270

9,941

Investment in Securities Lending Short

Entergy Corp.

90

9,817

Term

SCANA Corp.

180

6,584

Investment Portfolio held by

TECO Energy, Inc.†

250

3,988

U.S. Bank

$

1,614,452

$

__________

1,614,452

Total Utilities

__________

302,604

Total Securities Lending Collateral

Total Common Stocks

(Cost $1,614,452)

1,614,452

(Cost $6,104,521)

__________

5,789,674

Total Long Securities 93.0%

(Cost $9,044,917)

8,747,044

EXCHANGE TRADED FUNDS 8.4%

iShares MSCI Emerging

Shares

Markets Index Fund†

3,960

532,145

COMMON STOCKS SOLD SHORT (47.0)%

Nuveen Equity Premium and

Growth Fund†

2,400

38,400

TELECOMMUNICATION SERVICES (0.3)%

Nuveen Equity Premium

Leap Wireless International,

Opportunity Fund

2,480

37,994

Inc.*

30

(1,398)

Eaton Vance Tax-Managed

Sprint Nextel Corp.

290

(1,940)

Buy-Write Opportunities

Level 3 Communications,

Fund

2,390

37,977

Inc.*

9,870

(20,924)

Liberty All Star Equity Fund

5,900

37,701

Total Telecommunication Services

__________

(24,262)

Eaton Vance Tax-Managed

Buy-Write Income Fund

2,300

37,421

MATERIALS (2.9)%

First Trust Enhanced Equity

Eastman Chemical Co.

10

(624)

Income Fund, Inc.

2,560

36,710

International Flavors &

Nuveen Core Equity Alpha

Fragrances, Inc.

130

(5,726)

Fund

2,440

35,770

Scotts Miracle-Gro Co. -

Total Exchange Traded Funds

Class A

190

(6,160)

(Cost $777,144)

__________

794,118

Vulcan Materials Co.

100

(6,640)

Ecolab, Inc.

180

(7,817)

Face

Allegheny Technologies, Inc.

110

(7,850)

Amount

Nucor Corp.

140

(9,484)

REPURCHASE AGREEMENTS

Louisiana-Pacific Corp.

1,100

(10,098)

5.8%

Eagle Materials, Inc.

300

(10,665)

Collateralized by U.S. Treasury

Sonoco Products Co.

430

(12,311)

Obligations

Ashland, Inc.

340

(16,082)

UBS, Inc. issued 03/31/08 at

Weyerhaeuser Co.

250

(16,260)

1.29% due 04/01/08

$

146,872

146,872

Pactiv Corp.*

800

(20,968)

Morgan Stanley issued

Westlake Chemical Corp.

1,740

(22,707)

03/31/08 at 1.35% due

Crown Holdings, Inc.*

1,170

(29,437)

04/01/08

134,289

134,289

Sealed Air Corp.

1,440

(36,360)

Mizuho Financial Group, Inc.

Bemis Co., Inc.

2,050

(52,132)

issued 03/31/08 at 1.30%

Total Materials

__________

(271,321)

due 04/01/08

134,289

134,289

Lehman Brothers Holdings,

CONSUMER STAPLES (3.4)%

Inc. issued 03/31/08 at

Del Monte Foods Co.

80

(763)

1.15% due 04/01/08††

133,350

__________

133,350

Constellation Brands, Inc. —

Class A*

190

(3,357)

Total Repurchase Agreements

Whole Foods Market, Inc.

450

(14,837)

(Cost $548,800)

__________

548,800

Rite Aid Corp.*

6,530

(19,198)

Sara Lee Corp.

1,670

(23,347)

Bare Escentuals, Inc.*

1,170

(27,401)

6

VARIABLE ANNUITY HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Alberto-Culver Co.

1,020

$

(27,958)

AnnTaylor Stores Corp.*

290

$

(7,012)

Walgreen Co.

840

(31,996)

Toll Brothers, Inc.*

300

(7,044)

WM Wrigley Jr Co.

530

(33,305)

Foot Locker, Inc.

600

(7,062)

Colgate-Palmolive Co.

440

(34,280)

OfficeMax, Inc.

490

(9,379)

Hershey Co.

1,040

(39,177)

Urban Outfitters, Inc.*

330

(10,345)

Avon Products, Inc.

1,500

(59,310)

Coach, Inc.*

360

(10,854)

Total Consumer Staples

__________

(314,929)

Centex Corp.

480

(11,621)

Saks, Inc.*

950

(11,846)

ENERGY (3.9)%

Marriott International, Inc. —

SandRidge Energy, Inc.*

10

(391)

Class A

360

(12,370)

Western Refining, Inc.

190

(2,559)

Lowe's Cos., Inc.

610

(13,993)

Arch Coal, Inc.

60

(2,610)

CBS Corp.

670

(14,794)

Cheniere Energy, Inc.*

280

(5,544)

International Game

Teekay Corp.

160

(6,795)

Technology

380

(15,280)

Massey Energy Co.

200

(7,300)

H&R Block, Inc.

770

(15,985)

Patterson-UTI Energy, Inc.

350

(9,163)

DR Horton, Inc.

1,050

(16,537)

Holly Corp.

240

(10,418)

General Motors Corp.

910

(17,336)

Forest Oil Corp.*

390

(19,094)

Pulte Homes, Inc.

1,200

(17,460)

Sunoco, Inc.

380

(19,939)

DreamWorks Animation

Tetra Technologies, Inc.*

1,640

(25,978)

SKG, Inc. — Class A*

740

(19,077)

Murphy Oil Corp.

330

(27,106)

Interpublic Group of Cos.,

Pioneer Natural Resources

Inc.*

2,580

(21,698)

Co.

580

(28,490)

Ford Motor Co.*

4,320

(24,710)

Baker Hughes, Inc.

440

(30,140)

Starbucks Corp.*

1,550

(27,125)

Patriot Coal Corp.*

700

(32,879)

Sirius Satellite Radio, Inc.*

11,640

(33,290)

W&T Offshore, Inc.

1,060

(36,157)

Total Consumer Discretionary

__________

(399,454)

Nabors Industries Ltd.*

1,240

(41,875)

BJ Services Co.

2,250

(64,148)

UTILITIES (4.3)%

Total Energy

__________

(370,586)

Dynegy, Inc. - Class A*

470

(3,708)

DPL, Inc.

260

(6,667)

CONSUMER DISCRETIONARY (4.2)%

Exelon Corp.

90

(7,314)

Office Depot, Inc.*

30

(331)

AES Corp.*

520

(8,668)

Jones Apparel Group, Inc.

50

(671)

Northeast Utilities

370

(9,080)

Macy's, Inc.

80

(1,845)

Oneok, Inc.

280

(12,496)

KB Home

90

(2,226)

Great Plains Energy, Inc.

620

(15,283)

JC Penney Co., Inc.

70

(2,640)

Atmos Energy Corp.

740

(18,870)

Career Education Corp.*

230

(2,926)

Consolidated Edison, Inc.

490

(19,453)

Apollo Group, Inc. — Class

Allegheny Energy, Inc.

410

(20,705)

A*

70

(3,024)

Equitable Resources, Inc.

440

(25,916)

Chico's FAS, Inc.*

520

(3,697)

Ameren Corp.

600

(26,424)

Ryland Group, Inc.

120

(3,947)

Pepco Holdings, Inc.

1,070

(26,450)

Scientific Games Corp. —

NiSource, Inc.

1,710

(29,480)

Class A*

200

(4,222)

Pinnacle West Capital Corp.

1,020

(35,782)

Wendy's International, Inc.

210

(4,843)

OGE Energy Corp.

1,220

(38,027)

Coldwater Creek, Inc.*

960

(4,848)

Aqua America, Inc.

2,420

(45,448)

Warner Music Group Corp.

1,000

(4,980)

Hawaiian Electric Industries,

Pool Corp.

270

(5,100)

Inc.

2,450

(58,482)

Gannett Co., Inc.

180

(5,229)

Total Utilities

__________

(408,253)

Lennar Corp. — Class A

280

(5,267)

Las Vegas Sands Corp.*

80

(5,891)

INFORMATION TECHNOLOGY (5.7)%

Wyndham Worldwide Corp.

310

(6,411)

VeriFone Holdings, Inc.*

120

(1,904)

Eastman Kodak Co.

370

(6,538)

7

VARIABLE ANNUITY HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Marvell Technology Group

Amylin Pharmaceuticals,

Ltd.*

300

$

(3,264)

Inc.*

440

$

(12,852)

Riverbed Technology, Inc.*

280

(4,161)

Hospira, Inc.*

320

(13,686)

Google, Inc. — Class A*

10

(4,405)

CR Bard, Inc.

180

(17,352)

EchoStar Corp. — Class A*

190

(5,613)

Warner Chilcott*

970

(17,460)

Cognizant Technology

Merck & Co., Inc.

470

(17,836)

Solutions Corp. — Class

Omnicare, Inc.

1,040

(18,886)

A*

250

(7,207)

Allergan, Inc.

390

(21,992)

National Instruments Corp.

290

(7,581)

Bristol-Myers Squibb Co.

1,130

(24,069)

BEA Systems, Inc.*

480

(9,192)

Celgene Corp.*

430

(26,355)

QLogic Corp.*

750

(11,512)

Abbott Laboratories

490

(27,024)

LSI Logic Corp.*

2,470

(12,227)

Millennium Pharmaceuticals,

Novell, Inc.*

1,980

(12,454)

Inc.*

1,780

(27,519)

Motorola, Inc.

1,341

(12,497)

Boston Scientific Corp.*

2,210

(28,443)

Sanmina-SCI Corp.*

9,060

(14,677)

APP Pharmaceuticals, Inc.*

2,400

(28,992)

Micron Technology, Inc.*

2,470

(14,746)

Tenet Healthcare Corp.*

5,920

(33,507)

Jabil Circuit, Inc.

1,620

(15,325)

Vertex Pharmaceuticals, Inc.*

1,560

(37,268)

Activision, Inc.*

580

(15,840)

Gilead Sciences, Inc.*

730

(37,617)

Paychex, Inc.

520

(17,815)

Amgen, Inc.*

980

(40,944)

Lexmark International, Inc. -

Johnson & Johnson

880

(57,086)

Class A*

630

(19,354)

Total Health Care

__________

(559,301)

Intel Corp.

1,030

(21,815)

Akamai Technologies, Inc.*

790

(22,246)

INDUSTRIALS (6.2)%

Advanced Micro Devices,

Fluor Corp.

10

(1,412)

Inc.*

4,140

(24,385)

US Airways Group, Inc.*

240

(2,138)

Adobe Systems, Inc.*

700

(24,913)

Hubbell, Inc. — Class B

80

(3,495)

Tech Data Corp.*

830

(27,224)

Trinity Industries, Inc.

160

(4,264)

Acxiom Corp.

2,300

(27,301)

YRC Worldwide, Inc.*

400

(5,248)

Unisys Corp.*

6,230

(27,599)

Avis Budget Group, Inc.*

611

(6,488)

NetApp, Inc.*

1,600

(32,080)

ChoicePoint, Inc.*

160

(7,616)

Salesforce.com, Inc.*

580

(33,565)

UTi Worldwide, Inc.

430

(8,634)

Electronic Arts, Inc.*

970

(48,422)

Monster Worldwide, Inc.*

380

(9,200)

JDS Uniphase Corp.*

4,510

(60,389)

Brink's Co.

160

(10,749)

Total Information Technology

__________

(539,713)

Alexander & Baldwin, Inc.

260

(11,201)

Dun & Bradstreet Corp.

140

(11,393)

HEALTH CARE (5.9)%

Graco, Inc.

320

(11,603)

PDL BioPharma, Inc.*

110

(1,165)

HNI Corp.

500

(13,445)

Mylan, Inc.

260

(3,016)

Fastenal Co.

300

(13,779)

Health Management

WESCO International, Inc.*

390

(14,231)

Associates, Inc. — Class

FedEx Corp.

160

(14,827)

A*

820

(4,338)

Cintas Corp.

520

(14,841)

King Pharmaceuticals, Inc.*

640

(5,568)

Rockwell Collins, Inc.

270

(15,430)

Intuitive Surgical, Inc.*

20

(6,487)

Corporate Executive Board

Cooper Cos., Inc.

190

(6,542)

Co.

410

(16,597)

Advanced Medical Optics,

CH Robinson Worldwide, Inc.

350

(19,040)

Inc.*

330

(6,699)

Continental Airlines, Inc.*

1,120

(21,538)

Varian Medical Systems,

Tyco International Ltd.

490

(21,584)

Inc.*

170

(7,963)

Owens Corning, Inc.*

1,210

(21,937)

Sepracor, Inc.*

440

(8,589)

Pitney Bowes, Inc.

640

(22,413)

Forest Laboratories, Inc.*

250

(10,002)

General Electric Co.

670

(24,797)

Abraxis Bioscience/New,

AMR Corp.*

2,830

(25,527)

Inc.*

170

(10,044)

Robert Half International, Inc.

1,070

(27,542)

8

VARIABLE ANNUITY HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Masco Corp.

1,460

$

(28,952)

Developers Diversified Realty

Expeditors International

Corp.

300

$

(12,564)

Washington, Inc.

1,100

(49,698)

Everest Re Group

150

(13,430)

United Parcel Service, Inc. —

Huntington Bancshares, Inc.

1,250

(13,438)

Class B

760

(55,495)

Endurance Specialty Holdings

Southwest Airlines Co.

5,150

(63,860)

Ltd.

380

(13,908)

Total Industrials

__________

(578,974)

Brandywine Realty Trust

840

(14,246)

SLM Corp.*

960

(14,736)

FINANCIALS (10.2)%

AvalonBay Communities, Inc.

160

(15,443)

Westamerica Bancorporation

10

(526)

New York Community

Nasdaq OMX Group*

20

(773)

Bancorp, Inc.

850

(15,487)

CIT Group, Inc.

70

(829)

Franklin Resources, Inc.

160

(15,518)

CapitalSource, Inc.

140

(1,354)

Fifth Third Bancorp

760

(15,899)

Bear Stearns Cos., Inc.

130

(1,364)

Conseco, Inc.*

1,560

(15,912)

Legg Mason, Inc.

30

(1,679)

Lazard — Class A

430

(16,426)

State Street Corp.

30

(2,370)

Astoria Financial Corp.

610

(16,568)

PMI Group, Inc.

510

(2,968)

Washington Mutual, Inc.

1,620

(16,686)

First Marblehead Corp.

430

(3,208)

Bank of New York Mellon

Merrill Lynch & Co., Inc.

80

(3,259)

Corp.

400

(16,692)

BRE Properties, Inc.

80

(3,645)

Kimco Realty Corp.

450

(17,627)

Liberty Media Corp. -

Zions Bancorporation

400

(18,220)

Capital*

250

(3,935)

Capital One Financial Corp.

400

(19,688)

iStar Financial, Inc.

300

(4,209)

Popular, Inc.

1,790

(20,871)

SEI Investments Co.

190

(4,691)

Allied Capital Corp.

1,160

(21,379)

Citigroup, Inc.

220

(4,712)

Ventas, Inc.

510

(22,904)

Forest City Enterprises, Inc.

Leucadia National Corp.

520

(23,514)

— Class A

130

(4,784)

Sovereign Bancorp, Inc.

2,560

(23,859)

Old Republic International

NYSE Euronext

390

(24,067)

Corp.

380

(4,906)

Federal Realty Invs Trust

310

(24,165)

First Horizon National Corp.

460

(6,445)

Macerich Co.

350

(24,595)

XL Capital

220

(6,501)

CB Richard Ellis Group, Inc.

Essex Property Trust, Inc.

60

(6,839)

— Class A*

1,140

(24,670)

Duke Realty Corp.

310

(7,071)

M&T Bank Corp.

330

(26,558)

National City Corp.

730

(7,263)

PartnerRe

350

(26,705)

Arthur J Gallagher & Co.

310

(7,322)

Simon Property Group, Inc.

290

(26,944)

Freddie Mac

310

(7,849)

People's United Financial, Inc.

1,600

(27,696)

Federal National Mortgage

Regions Financial Corp.

1,540

(30,415)

Association

300

(7,896)

Moody's Corp.

970

(33,785)

Student Loan Corp.

80

(7,912)

Whitney Holding Corp.

340

(8,429)

Colonial BancGroup, Inc.

890

(8,571)

CBL & Associates Properties,

Inc.

400

(9,412)

Capitol Federal Financial

270

(10,120)

Webster Financial Corp.

370

(10,312)

First American Corp.

310

(10,521)

UDR, Inc.

440

(10,789)

Cincinnati Financial Corp.

310

(11,792)

Kilroy Realty Corp.

250

(12,278)

Regency Centers Corp.

190

(12,304)

Brown & Brown, Inc.

710

(12,340)

Liberty Property Trust

400

(12,444)

9

VARIABLE ANNUITY HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Shares

Value

HCP, Inc.

1,410

$

(47,672)

Total Financials

__________

(955,909)

Total Common Stocks Sold Short

(Proceeds $4,643,585)

(4,422,702)

Contracts

OPTIONS WRITTEN (1.0)%

Call Options on:

April S&P 500 Index Futures

Contracts Expiring April

2008 with a strike price of

1260.

5

__________

(91,625)

Total Options Written

(Premiums Received $103,731)

__________

(91,625)

Total Short Sales (48.0)%

(Proceeds $4,747,316)

__________

(4,514,327)

Other Assets in Excess of

Liabilities – 55.0%

$

__________

5,170,218

Net Assets – 100.0%

$

9,402,935

Unrealized

Contracts

Gain

Futures Contracts Purchased

June 2008 S&P 500 Index Mini

Futures Contracts

(Aggregate Market Value of

Contracts $3,636,188)

55 $

29,629

June 2008 Russell 2000 Index

Mini Futures Contracts

(Aggregate Market Value of

Contracts $825,000)

12

17,619

June 2008 Nikkei 225 Index

Futures Contracts

(Aggregate Market Value of

Contracts $634,250)

10

10,272

June 2008 S&P MidCap 400

Index Mini Futures Contracts

(Aggregate Market Value of

Contracts $468,540)

6

8,665

(Total Aggregate Market Value of Contracts

$5,563,978)

$

____________

66,185

*

Non-Income Producing Security.

All or a portion of this security is on loan at March 31,

†

2008.

All or a portion of this security is held as short security

††

collateral at March 31, 2008.

ADR – American Depository Receipt

10